SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                                                  Commission Only as permitted
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                                FOODARAMA SUPERMARKETS, INC.
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                      (Name of Registrant as Specified in Its Charter)



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      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May 2, 2002



To the Shareholders of Foodarama Supermarkets, Inc.:



I would like to remind you that the 2002 Annual Meeting of Shareholders will be held on Wednesday, May 8, 2002 at 2:00 p.m. local time at:

                                   Foodarama Supermarkets, Inc.
                                   922 Highway 33
                                   Building 6, Suite 1
                                   Howell, New Jersey 07731

I look forward to seeing you.

Very Truly Yours,

/S/ Richard J. Saker
Richard J. Saker
President and Chief Operating Officer